UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 11, 2011

PARKWAY PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647
(Address of Principal Executive Offices, including zip code)

(601) 948-4091
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2011 Non-Equity Incentive Compensation

On February 11, 2011, the Compensation Committee (the “Committee”) of the Company’s Board of Directors established the performance measures for the Company’s 2011 non-equity incentive awards for officers of the Company.  The annual incentive performance goals are not set forth in a written agreement.

The amount of the non-equity incentive compensation that an officer may receive is based on the achievement of goals related to Company performance as measured by the Company’s adjusted funds from operations (FFO) per share in 2011.  The Committee has established a threshold and a maximum adjusted FFO performance goal for 2011.  The Committee has determined that the adjustments to FFO (as computed in accordance with standards established by the National Association of Real Estate Investment Trusts) include, but are not limited to, the amortization of above/below market leases, the expense of acquisition costs, charges for impairment of value to real estate, expenses related to the early extinguishment of debt, the expense of original issue cost associated with redemption of preferred stock, the gain or loss on sales of real property, any reserve or expense related to litigation, and similar adjustments that may be made in the Committee’s sole discretion.

2011 Discretionary Bonus

The Committee also established the maximum amount of discretionary bonuses for officers of the Company.  Bonuses for 2011 will be awarded at the discretion of the officer’s immediate supervisor or the Committee, as the case may be, after the end of the year.

The following table lists the maximum cash bonuses and non-equity incentive compensation that the Company’s named executive officers are eligible to receive with respect to 2011:

Name and Title	Discretionary Bonus	Non-equity Incentive Compensation for Achievement of Company Performance Goals
	(Maximum)	(Threshold)	(Maximum)
Steven G. Rogers President and Chief Executive Officer	$163,322	$32,664	$163,322
William R. Flatt Executive Vice President and Chief Operating Officer	$80,629	$16,126	$80,629
Richard G. Hickson IV Executive Vice President, Chief Financial Officer and Assistant Secretary	$70,563	$14,113	$70,563
James M. Ingram Executive Vice President and Chief Investment Officer	$60,799	$12,160	$60,799
Mandy M. Pope Executive Vice President, Chief Accounting Officer and Secretary	$39,966	$7,993	$39,966

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           February 15, 2011
PARKWAY PROPERTIES, INC.

By:	/s/ Mandy M. Pope
Mandy M. Pope
Executive Vice President, Chief Accounting Officer and Secretary

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